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                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 __________

                                  FORM 8-K

                               CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 20, 2004
                                                   ----------------

                           PETMED EXPRESS, INC.
          ----------------------------------------------------
         (Exact name of registrant as specified in its charter)

              Commission file number 000-28827
                                     ---------

             FLORIDA                             65-0680967
 ------------------------------               ---------------
  (State or other jurisdiction                 (IRS Employer
of incorporation or organization)            Identification No.)


1441 S.W. 29th Avenue, Pompano Beach, Florida         33069
---------------------------------------------        ---------
  (Address of principal executive offices)           (Zip Code)

  Registrant's telephone number, including area code: (954) 979-5995
                                                      --------------
                           Not Applicable
     -----------------------------------------------------------
    (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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Item 7.01   Regulation FD Disclosure
            ------------------------

     On October 18, 2004, PetMed Express, Inc. issued a press release announcing the date of its September 30, 2004 quarter end financial results and conference call set for Monday, October 25, 2004. A copy of this news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 9, intended to be furnished under Item 12, is instead furnished under Item 9 in accordance with SEC Release 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------
       (c)  Exhibits

99.1 Press Release issued by PetMed Express, Inc. on October 18, 2004


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: October 20, 2004

By:  /s/  Menderes Akdag
     ------------------------
     Menderes Akdag

     Chief Executive Officer
     (principal executive officer)

By:  /s/  Bruce S. Rosenbloom
     --------------------------
     Bruce S. Rosenbloom

     Chief Financial Officer
     (principal financial and accounting officer)



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                               EXHIBIT INDEX

Exhibit No.                   Description


99.1 Press Release issued by PetMed Express on October 18, 2004



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